                                                                       Exhibit 1

Valuation                                              Oriole Homes Corporation

Company Summary:

GENERAL INFORMATION:

Date:                                            26-Aug-02

Company:                                 Oriole Homes Corporation

Ticker:                                             OHC

COMMON STOCK CLASS A (OHCA)

Most Recent Price                                  $  4.35
Fully Diluted Shares Outstanding                     1,863

COMMON STOCK CLASS B (OHCB)

Most Recent Price                                  $  4.30
Fully Diluted Shares Outstanding                     2,772

                                                   -------
MARKET CAPITALIZATION                              $20,026
                                                   -------

                                                   6/30/02
                                                   -------

Shareholders' Equity                               $33,162

Basic Shares Outstanding                             4,636
Fully Diluted Shares Outstanding                     4,636

                                                   -------
BASIC BOOK VALUE PER SHARE                         $  7.15
FULLY DILUTED BOOK VALUE PER SHARE                    7.15
                                                   -------


vFINANCE INVESTMENTS           STRICTLY CONFIDENTIAL

Valuation                                              Oriole Homes Corporation

Valuation Analysis:  Summary

(Amounts in thousands except per share data or where otherwise noted)



SUMMARY OF DISCOUNTED CASH FLOW ANALYSIS:

               Low                      Median                       High
            --------------------------------------------------------------------
             $ 12,588                   $ 16,041                    $ 20,249


SUMMARY OF COMPARABLE COMPANIES ANALYSIS:

               Low                      Median                       High
           ---------------------------------------------------------------------
             $ 27,908                   $ 31,397                    $ 34,885


SUMMARY OF COMPARABLE TRANSACTIONS ANALYSIS:

              Low                       Median                       High
          ----------------------------------------------------------------------
             $ 7,361                    $ 19,371                    $ 34,571


SUMMARY OF LIQUIDATION ANALYSIS:

            Low                         Median                       High
         -----------------------------------------------------------------------
            $ 7,778                     $ 10,546                    $ 13,946



vFINANCE INVESTMENTS           STRICTLY CONFIDENTIAL

Valuation                                              Oriole Homes Corporation

Valuation Analysis:  Summary

(Amounts in thousands except per share data or where otherwise noted)




5 VALUATION METHODOLOGIES:

                                                       Low          Median         High
                                                   ---------------------------------------
1. Summary DCF                                       $12,588       $16,041       $20,249
2. Summary of Comparables Analysis                    27,908        31,397        34,885
3. Summary of Comparable Transactions Analysis         7,361        19,371        34,571
4. Summary of Liquidation Analysis                     7,778        10,546        13,946


  SUMMARY;

                                                         LOW            MEDIAN          HIGH
                                                     --------------------------------------------
 VALUE BASED ON 4,635,524 SHARES OUTSTANDING           $ 13,909        $ 19,339        $ 25,913
 PRICE PER SHARE                                       $   3.00        $   4.17        $   5.59
                                                       --------        --------        --------


vFINANCE INVESTMENTS           STRICTLY CONFIDENTIAL

Valuation                                              Oriole Homes Corporation


Discounted Cash Flow Analysis:

(Amounts in thousands except per share data or where otherwise noted)

PROJECTED INCOME STATEMENTS:                 Fiscal Year Ending, December 31
                             -------------------------------------------------------------
                              2002              2003               2004             2005
                             -------------------------------------------------------------
Revenues                     $ 105,270         $  48,024        $  14,443        $  11,617
Growth rate                       n.a.             -54.4%           -69.9%           -19.6%
Cost of revenues             $  93,050         $  36,264        $  10,577        $   8,739
                             ---------         ---------        ---------        ---------
  Gross profit                  12,220            11,760            3,866            2,878
Gross margin                      11.6%             24.5%            26.8%            24.8%

Operating expenses           $  13,589         $   7,105        $   2,908        $   2,659
                             ---------         ---------        ---------        ---------
  Operating income              (1,369)            4,656              958              219
   % of revenue                   -1.3%              9.7%             6.6%             1.9%

Other (Income) expense
Interest (income)            $      --         $      --        $      --        $      --
Interest expense                 2,435               566              259              213
Other (income) expense           1,217               200               --               --
                             ---------         ---------        ---------        ---------
   Total (income) expense        3,652               766              259              213

Taxes                               --                --               --               --
                             ---------         ---------        ---------        ---------
  Net income                 $  (5,021)        $   3,890        $     699        $       7
                             =========         =========        =========        =========
   % of revenue                   -4.8%              8.1%             4.8%             0.1%


vFINANCE INVESTMENTS           STRICTLY CONFIDENTIAL

Valuation                                              Oriole Homes Corporation

Discounted Cash Flow Analysis:

(Amounts in thousands except per share data or where otherwise noted)

UNLEVERED FREE CASH FLOW ANALYSIS:

                                               Fiscal Year Ending, December 31
                               ---------------------------------------------------------
                                 2002            2003             2004           2005
                               ---------------------------------------------------------
Net Income                       $ (5,021)     $  3,890        $    699       $      7
Plus Depreciation                   1,778           503             277            299
Plus Income Taxes                      --            --              --             --
Less CAPEX                             --          (600)             --             --
Other income                        1,952         4,048              --             --
Changes in Working Capital        (21,931)       12,965           2,630          2,797
                                 --------       --------       --------        --------
UNLEVERED FREE CASH FLOW          (23,222)       20,807           3,605          3,103


vFINANCE INVESTMENTS           STRICTLY CONFIDENTIAL

Valuation                                              Oriole Homes Corporation

Discounted Cash Flow Analysis:

(Amounts in thousands except per share data or where otherwise noted)



      DISCOUNT
       RATE
                     Present value of unlevered free cash flow (1)                             $       (315)
       15.0%         Present value of terminal value (2)                                             20,564
                                                                                               ------------
                     Present value of enterprise                                               $     20,249

                     Present value of unlevered free cash flow (1)                             $       (741)
       17.0%         Present value of terminal value (2)                                             19,194
                                                                                               ------------
                     Present value of enterprise                                               $     18,453

                     Present value of unlevered free cash flow (1)                             $     (1,134)
       19.0%         Present value of terminal value (2)                                             17,936
                                                                                               ------------
                     Present value of enterprise                                               $     16,801

                     Present value of unlevered free cash flow (1)                             $     (1,498)
       21.0%         Present value of terminal value (2)                                             16,779
                                                                                               ------------
                     Present value of enterprise                                               $     15,281

                     Present value of unlevered free cash flow (1)                             $     (1,834)
       23.0%         Present value of terminal value (2)                                             15,714
                                                                                               ------------
                     Present value of enterprise                                               $    13,880

                     Present value of unlevered free cash flow (1)                             $    (2,144)
       25.0%         Present value of terminal value (2)                                            14,732
                                                                                               ------------
                     Present value of enterprise                                               $    12,588

                     (1) Free Cash Flow Forecast Period is CY 2001 - CY 2005
                     (2) Terminal Value is based on cash at the end of 2005                    $    35,967
                         and cable and recreational leases.                                   ------------


vFINANCE INVESTMENTS           STRICTLY CONFIDENTIAL

Valuation                                               Oriole Homes Corporation
--------------------------------------------------------------------------------
SUMMARY DISCOUNTED CASH FLOW ANALYSIS:
(Amounts in thousands except per share data or where otherwise noted)

                        LOW         MEDIAN         HIGH
                        ---         ------         ----
Equity Value         $ 12,588      $ 16,041      $ 20,249
Price per Share      $   2.72      $   3.46      $   4.37


vFinance Investments         STRICTLY CONFIDENTIAL

Valuation                                               Oriole Homes Corporation
--------------------------------------------------------------------------------


vFinance Investments         STRICTLY CONFIDENTIAL

CONSOLIDATED BALANCE SHEET                        3/31/2002        12/31/2002        12/31/2003        12/31/2004        12/31/2005
                                                -----------       -----------       -----------       -----------       -----------
Cash and cash equivalents                         6,386,091         8,668,381        29,722,285        33,147,775        35,967,007
                                                -----------       -----------       -----------       -----------       -----------
Receivables                                               0                 0                 0                 0                 0

Land                                             21,648,329         7,316,836         2,066,020           942,828            20,207

Land Development                                  7,596,345         3,365,536         1,459,760           503,811             1,435
Less ECTC                                        (3,486,022)         (986,769)         (986,769)         (986,769)         (986,769)
    Subtotal Land Development                     4,110,323         2,378,767           472,991          (482,958)         (985,334)

Construction                                     25,957,840        19,583,941         2,102,162         1,397,576           111,414
Less ECTC                                        (2,122,660)       (1,910,397)                0                 0                 0
                                                -----------       -----------       -----------       -----------       -----------
    Subtotal Construction                        23,835,180        17,673,544         2,102,162         1,397,576           111,414

Models                                            1,042,836         1,143,861         1,143,861         1,143,861                 0

                                                -----------       -----------       -----------       -----------       -----------
Net Inventories                                  50,636,667        28,513,008         5,785,034         3,001,307          (853,713)
                                                -----------       -----------       -----------       -----------       -----------

Property and equipment, at cost                   2,581,931         2,498,203         2,498,203         2,498,203         1,559,322
    Less accumulated depreciation                 1,902,273         2,151,928         2,303,396         2,400,359         1,477,485
                                                -----------       -----------       -----------       -----------       -----------
                                                    679,658           346,275           194,807            97,844            81,837
                                                -----------       -----------       -----------       -----------       -----------

Land held for investment, at cost                         0                 0                 0                 0                 0

Investment in unconsolidated joint venture        6,000,000         4,047,998                 0                 0                 0

Other

    Prepaid expenses                              1,349,241         1,418,870           270,000           270,000           100,000
    Unamortized financing costs                     499,672            52,236                 0                 0                 0
    Other assets                                  1,689,356         1,589,004         1,664,613         1,727,945         1,846,945
                                                -----------       -----------       -----------       -----------       -----------
                                                  3,538,269         3,060,110         1,934,613         1,997,945         1,946,945
                                                -----------       -----------       -----------       -----------       -----------

Total assets                                     67,240,685        44,635,772        37,636,739        38,244,871        37,142,076
                                                ===========       ===========       ===========       ===========       ===========


Liabilities

    Mortgage notes payable                       14,818,159         5,581,270                 0                 0                 0
    Accounts payable                              5,561,504         4,138,021         1,288,850         1,325,509           727,430
    Accrued expense                               2,882,552           819,896           975,496         1,009,096         1,036,696
    Customer deposits                             8,683,357         3,313,287           700,000           538,855                 0
                                                -----------       -----------       -----------       -----------       -----------
    Total liabilities                            31,945,572        13,852,474         2,964,346         2,873,460         1,764,126
                                                -----------       -----------       -----------       -----------       -----------

Shareholders' equity
    Class A common stock,
       par value $.10 a share
           Authorized:
              10,000,000 shares
              Issued and

               outstanding
               1,863,149                            186,315           186,315           186,315           186,315           186,315
    Class B common stock,
       par value $.10
           Authorized:
              10,000,000 shares
              Issued and outstanding
               2,762,375 at 3/31/02;
               2,772,375 at 12/31/02                276,238           277,238           277,238           277,238           277,238

    Additional paid-in capital                   19,267,327        19,281,327        19,281,327        19,281,327        19,281,327

    Retained earnings                            15,565,233        11,038,418        14,927,513        15,626,531        15,633,070
                                                -----------       -----------       -----------       -----------       -----------

    Total shareholders' equity                   35,295,113        30,783,298        34,672,393        35,371,411        35,377,950
                                                -----------       -----------       -----------       -----------       -----------

Total liabilities and
    shareholders' equity                         67,240,685        44,635,772        37,636,739        38,244,871        37,142,076
                                                ===========       ===========       ===========       ===========       ===========

WORKING CAPITAL                                  12/31/2001        12/31/2002        12/31/2003        12/31/2004        12/31/2005
                                                -----------       -----------       -----------       -----------       -----------
CURRENT ASSETS:

Inventories                                      59,113,990        28,513,008         5,785,034         3,001,307          (853,713)
Receivables                                               0                 0                 0                 0                 0
Prepaid expenses                                  1,732,764         1,418,870           270,000           270,000           100,000
Unamortized financing costs                         752,970            52,236                 0                 0                 0
Other assets                                      2,522,057         1,589,004         1,664,613         1,727,945         1,846,945
                                                -----------       -----------       -----------       -----------       -----------
                                                 64,121,781        31,573,118         7,719,647         4,999,252         1,093,232


CURRENT LIABILITIES:

Accounts payable                                 10,054,699         4,138,021         1,288,850         1,325,509           727,430
Accrued expense                                   9,763,166           819,896           975,496         1,009,096         1,036,696
Mortgage notes payable                           24,257,026         5,581,270                 0                 0                 0
Customer deposits                                         0         3,313,287           700,000           538,855                 0
                                                -----------       -----------       -----------       -----------       -----------
                                                 44,074,891        13,852,474         2,964,346         2,873,460         1,764,126

Current Assets                                   64,121,781        31,573,118         7,719,647         4,999,252         1,093,232
Current Liabilities                              68,331,917        13,852,474         2,964,346         2,873,460         1,764,126
                                                -----------       -----------       -----------       -----------       -----------
Net Working Capital                              (4,210,136)       17,720,644         4,755,301         2,125,792          (670,894)

                                                -----------       -----------       -----------       -----------       -----------
Change in Net Working Capital                                      21,930,780       (12,965,343)       (2,629,509)       (2,796,686)
                                                ===========       ===========       ===========       ===========       ===========

Valuation                                               Oriole Homes Corporation
--------------------------------------------------------------------------------
COMPARABLES COMPANIES ANALYSIS:
(Amounts in thousands, except per share data and where otherwise noted)

                                        Stock                    Market                                     Company Value to
                                                                                                            ----------------
                              Ticker    Price    % of   Market  to Book    P/E Ratio       Company     LTM     LTM    LTM     Net
                                                                           ---------
       Company                Symbol  8/26/2002  High    Value   Value   2002E    2003E     Value    Revenue  EBITDA  EBIT   Assets
       -------                ------  ---------  ----    -----   -----   -----    -----     -----    -------  ------  ----   ------
Meritage Corporation            MTH    $  38.00   81% $ 517,558    2.7x    7.6x    6.4x  $  727,484   0.91x     8.3x   8.9x    1.8x
William Lyons Homes             WLS       22.17   74%   227,398    1.5x    n.a.    n.a.     484,701   1.00x    19.3x  21.2x    1.2x
Technical Olimpyc USA          TOUS       16.23   88%   186,634    1.2x    n.a.    n.a.     269,881   0.44x     6.4x   7.1x    1.1x
Domion Homes                   DHOM       20.68   79%   172,928    2.0x    7.5x    7.1x     311,091   0.73x     6.9x   7.3x    1.4x
Orleans Homebuilders            OHB        7.60   76%    95,021    1.7x    n.a.    n.a.     219,163   0.62x     8.1x   8.2x    1.2x
Capital Pacific Holdings        CPH        4.14   78%    62,375    0.6x    n.a.    n.a.     194,020   0.73x     5.4x   5.5x    0.8x

                            Mean                  79%              1.6x    n.a.    n.m.               0.74x     9.1x   9.7x    1.3x
                            Median                79%              1.6x    n.a.    n.m.               0.73x     7.5x   7.8x    1.2x
                                                  ---              ----                               -----     ----   ----    ----
                            MINIMUM               74%              0.6X                               0.44X     5.4X   5.5X    0.8X

Oriole Homes Corp.              OHC    $   4.30  139% $  20,079    0.6x    n.a.    n.a.  $   18,751   0.12x     n.m.   n.m.    0.6x

DISCOUNT OF MINIMUMS
  VS MEAN                                         -6%               -61%                                -41%     -40%   -44%    -33%
  Average Discount
    Min vs Mean                                  -38%

This table shows the multiples for all the peer companies selected based on the different financial indicators.

----------
a Company value is calculated by adding debt and subtracting cash from the market value (market cap).

VFINANCE INVESTMENTS          STRICTLY CONFIDENTIAL

Valuation                                               Oriole Homes Corporation
--------------------------------------------------------------------------------
COMPARABLES COMPANIES ANALYSIS:
(Amounts in thousands except per share data or where otherwise noted)


                                                       FYE             Six Months Ended,              LTM
                                                       ---             -----------------              ---
                                                    12/31/2001      6/30/2002      6/30/2001       6/30/2002
                                                    ----------      ---------      ---------       ---------
Revenue:
   Sales of homes                                    $ 140,029       $ 66,352       $ 52,042       $ 154,340
   Sales of land                                            15             11             --              26
   Other                                                    --             --             --              --
   Gain on sales of PPE                                    105              4             96              14
   Gain on sales of land                                    --             --             --              --
   Interest, rentals and other income                    2,615            754          1,103           2,266
                                                     ---------       --------       --------       ---------
     Total revenue                                     142,765         67,120         53,240         156,645
Costs and expenses:
   Cost of homes                                       128,461         61,276         47,470         142,267
   Inventory valuation adjustments                          --             --             --              --
   Cost of land sold                                         6             10             --              17
   Loss on joint ventures investments                       --             --             --              --
   Costs relating to other operating income                 10             --              5               5
   Selling, general and administrative expenses         17,281          8,215          8,041          17,455
                                                     ---------       --------       --------       ---------
     Total expenses                                    145,758         69,502         55,515         159,745

                                                     ---------       --------       --------       ---------
     EBIT                                               (2,994)        (2,381)        (2,275)         (3,100)
                                                     =========       ========       ========       =========

     Total Other (Income) Expenses                          --             --             --              --
                                                     ---------       --------       --------       ---------
     EBT                                                (2,994)        (2,381)        (2,275)         (3,100)
                                                     =========       ========       ========       =========
       % of revenue                                      -2.1%          -3.5%          -4.3%           -2.0%

     Extraordinary loss                                   (572)          (261)            --            (833)

                                                     ---------       --------       --------       ---------
     Net Income                                         (3,566)        (2,642)        (2,275)         (3,933)
                                                     =========       ========       ========       =========
       % of revenue                                      -2.5%          -3.9%          -4.3%           -2.5%

     EBIT                                               (2,994)        (2,381)        (2,275)         (3,100)
     Depreciation and amortization                       1,805          1,454            366           2,892
                                                     ---------       --------       --------       ---------
     EBITDA                                             (1,189)          (927)        (1,909)           (208)
                                                     =========       ========       ========       =========
       % of revenue                                      -0.8%          -1.4%          -3.6%           -0.1%

------------
a   FYE stands for fiscal year ending.

VFINANCE INVESTMENTS          STRICTLY CONFIDENTIAL

Valuation                                               Oriole Homes Corporation
--------------------------------------------------------------------------------
COMPARABLES COMPANIES ANALYSIS:
(Amounts in thousands except per share data or where otherwise noted)

                                                                         Actual
                                                                         ------
                                                                      06/30/2002
                                                                       ---------
ASSETS:
Cash and cash equivalents:
   Unrestricted cash                                                       9,551
   Restricted cash                                                         2,583
                                                                         -------
                                                                          12,135

Inventories

   Land                                                                   17,267
   Homes completed or under construction                                  14,987
   Model homes                                                             1,013
                                                                         -------
                                                                          33,267

Property and equipment, at cost
   Land                                                                       82
   Buildings                                                                 457
   Furniture, fixtures and equipment                                       1,882
                                                                         -------
                                                                           2,421
Less accumulated depreciation                                              1,817
                                                                         -------

   Net PPE                                                                   604
Land held for investment, at cost                                             --
Investment in unconsolidated joint venture                                 5,739
Other

   Prepaid expenses                                                          762
   Unamortized financing costs                                               187
   Other assets                                                            1,736
                                                                         -------
                                                                           2,685
                                                                         -------
Total assets                                                             $54,430
                                                                         =======
LIABILITIES AND SHAREHOLDERS' EQUITY:
Liabilities:

   Line of credit                                                             --
   Mortgage notes payable                                                  8,224
   Accounts payable and accrued liabilities                                6,728
   Customer deposit                                                        6,316
   Senior notes                                                               --
                                                                         -------
     Total liabilities                                                    21,268
Total shareholders' equity                                                33,162
                                                                         -------
Total liabilities and shareholders' equity                               $54,430
                                                                         =======


vFinance Investments          STRICTLY CONFIDENTIAL

Valuation                                               Oriole Homes Corporation
--------------------------------------------------------------------------------
COMPARABLES COMPANIES ANALYSIS:
(Amounts in thousands except per share data and where otherwise noted)

LIQUIDITY:
Last Twelve Months Trading Volume (shares)       818
Last Three Months Trading Volume (shares)        403
Oriole shares outstanding                      4,636

Source: Yahoo Finance as of July 15, 2002

                                                        Valuation at Peers' Multiples
                                                        -----------------------------
                                 YTDb                        Company                                  Equity
                                 Data           Multiple      Value         Cash          Debt         Value
                                 ----           --------      -----         ----          ----         -----
Revenue                       $ 156,645          0.73x      $114,216      $  9,551      (8,224)      $115,543
EBITDA                             (208)          7.5x          n.m.         9,551      (8,224)          n.m.
EBIT                             (3,100)          7.8x          n.m.         9,551      (8,224)          n.m.
Book value of net assets         31,835           1.2x        38,470         9,551      (8,224)        39,797
Book value of equity             33,162           1.6x        52,645         9,551      (8,224)        53,972

                                                              Mean                                   $ 69,771

                                                                                       Discount        Value     Per share
                                                              Low                         50.0%     $  34,885    $  7.47
                                                              Median                      55.0%        31,397    $  6.72
                                                              High                        60.0%        27,908    $  5.98

vFinance Investments          STRICTLY CONFIDENTIAL

VALUATION                                               ORIOLE HOMES CORPORATION
--------------------------------------------------------------------------------
ANALYSIS OF SELECTED TRANSACTIONS:
(Amounts in thousands, except per share data and where otherwise noted)


Announcement                        Target                                             Company     Equity
   Date         Status              Company                       Description           Value      Value      Revenue     EBITDA
-----------------------------------------------------------------------------------------------------------------------------------
  6/22/02     Completed   Fortress Group                       Operative Builders     $ 151,519   $ 50,700   $ 280,234   $ 19,741
  4/17/02     Completed   Crossman Communities                 Operative Builders       590,354    486,200     798,356     87,396
  1/19/02     Completed   Rottlund Co., Inc.                   Operative Builders        89,917     54,069     257,653     40,404
  5/10/01     Completed   Hancock Communities LLC              Construction Services     69,700     67,800     183,651       n.a.
 10/12/00     Completed   Engle Homes, Inc.                    Operative Builders       412,600    215,000     977,794    103,856
  9/12/00     Completed   Western Pacific Housing Development  Operative Builders       470,500    162,700     535,019     74,800
  8/28/00     Completed   Washington Homes                     Operative Builders       104,000     81,900     486,833     32,832
  1/31/00     Completed   Writer Corp.                         Operative Builders        49,800     27,900      87,455      6,604

                                                                                 Company Value      Equity Value
Announcement                       Target                           Book       ---------------------------------
   Date         Status             Company                          Value      Revenue     EBITDA    Book Value
----------------------------------------------------------------------------------------------------------------
  6/22/02     Completed  Fortress Group                           $ 189,985     0.54x       7.7x         0.3x
  4/17/02     Completed  Crossman Communities                       264,407     0.74x       6.8x         1.8x
  1/19/02     Completed  Rottlund Co., Inc.                          52,145     0.35x       2.2x         1.0x
  5/10/01     Completed  Hancock Communities LLC                     53,200     0.38x       n.a.         1.3x
 10/12/00     Completed  Engle Homes, Inc.                          207,531     0.42x       4.0x         1.0x
  9/12/00     Completed  Western Pacific Housing Development        118,900     0.88x       6.3x         1.4x
  8/28/00     Completed  Washington Homes                            82,955     0.21x       3.2x         1.0x
  1/31/00     Completed  Writer Corp.                                24,652     0.57x       7.5x         1.1x

                                                                                0.51x      5.38x        1.12x
                                                                    --------------------------------------------
                                                                    Minimum     0.21x       2.2x         0.3x
                                                                    Median      0.48x      6.29x        1.08x
                                                                    Maximum     0.88x       7.7x         1.8x
                                                                    --------------------------------------------

                                                                    --------------------------------------------
                                                  Discount                       -56%       -65%         -75%
                                                                    ============================================
                                                  Minimum vs           -65%
                                                  Median

               Transactions                                 Equity Value
--------------------------------------------------------------------------------
                TTM Sales                                     TTM Sales
--------------------------------------------------------------------------------
High                                           0.88x  High             $ 137,755
Median                                         0.48x  Median              75,398
Low                                            0.21x  Low                 33,463

               Transactions                                 Equity Value
--------------------------------------------------------------------------------
              TTM Book Value                               TTM Book Value
--------------------------------------------------------------------------------
High                                            1.8x  High              $ 60,980
Median                                          1.1x  Median              35,959
Low                                             0.3x  Low                  8,850

                                          --------------------------------------
                                              LOW         MEDIAN         HIGH
                                          --------------------------------------
                       Equity Value           21,157        55,678       99,367
                       Price per Share     $    4.56     $   12.01     $  21.44
                                          --------------------------------------
Discount rate                      65%     $    1.59     $    4.18     $   7.46
                                          --------------------------------------

--------------------------------------------------------------------------------
vFINANCE INVESTMENTS         STRICTLY CONFIDENTIAL

Company   Div Code           6/30/02                Land        Land Dev       ECTC       Net Land Dev
      1         48  Country Glen                  1,417,399      412,670     (713,197)        (300,527)
      1         65  Addison Green                   219,438       10,728       34,281           45,010
      1         79  Tuscany                               0                    59,322           59,322
      1         95  Regal Shores - CL 7             560,444      119,618       21,844          141,462
      1         98  Coral Cove                       17,358        8,062     (140,714)        (132,652)
      1        101  Terraces at Celebration         127,222       52,764     (103,507)         (50,743)
      1        102  Spring Park at Celebration    2,425,701      841,803     (474,925)         366,878
      1         69  Naples                        1,894,381      121,456     (121,456)               0
      2             Stonecrest                    3,901,734    3,288,626   (1,502,112)       1,786,514
     12             Vizcaya                       3,897,640    1,027,330     (529,405)         497,925
                    Other                           284,235       80,631       27,857          108,488

                    Total                        14,745,553    5,963,688   (3,442,013)       2,521,675

                    vFinance 6/30 BS             14,745,573    5,963,688   (3,442,014)       2,521,674

                    Difference                          (20)          (0)           1                1

Construction        ECTC      Net Construction        Models         Total
   3,760,367      (200,407)          3,559,960              0      4,676,832    4,676,832
     477,564        (9,041)            468,523              0        732,971      732,971
      80,137       (80,137)                  0              0         59,322       59,322
   2,165,383      (222,757)          1,942,626              0      2,644,532    2,644,532
     219,165      (129,192)             89,973              0        (25,321)     (25,321)
     594,715         3,475             598,190              0        674,669      674,669
     598,074             0             598,074              0      3,390,653    3,390,653
     243,166             0             243,166              0      2,137,547    2,137,547
   4,599,057      (874,971)          3,724,086              0      9,412,334    9,412,334
   3,916,524      (227,095)          3,689,429      1,012,889      9,097,883    9,097,883
     130,159       (56,993)             73,166              0        465,888      465,888

  16,784,313    (1,797,118)         14,987,194      1,012,889     33,267,311   33,267,311

  16,784,313    (1,797,118)         14,987,195      1,012,889     33,267,331   33,267,331

          (0)           (0)                 (1)             0            (20)         (20)

Discounted Cash Flow Analysis: Liquidation
(Amounts in thousands except per share data or where otherwise noted)

PROJECTED INCOME STATEMENTS:                     Fiscal Year Ending, December 31
                                                 -------------------------------
                                                      2002              2003
                                                 -------------------------------
Revenues                                         $    105,270       $     29,419
Growth rate                                              n.a.             -72.1%
Cost of revenues                                 $     93,050       $     21,622
                                                 -------------------------------
 Gross profit                                          12,220              7,796
  Gross margin                                          11.6%              26.5%

Operating expenses                               $     13,589       $      5,090
                                                 -------------------------------
 Operating income                                      (1,369)             2,706
  % of revenue                                          -1.3%               9.2%

Other (Income) expense

Interest (income)                                $         --       $         --
Interest expense                                        2,435                417
Other (income) expense                                  1,217              2,995
                                                 -------------------------------
  Total (income) expense                                3,652              3,413

Taxes                                                      --                 --
                                                 -------------------------------
 Net income                                      $     (5,021)      $       (706)
                                                 ===============================
  % of revenue                                          -4.8%              -2.4%

--------------------------------------------------------------------------------
vFinance                     STRICTLY CONFIDENTIAL

Discounted Cash Flow Analysis: Liquidation
(Amounts in thousands except per share data or where otherwise noted)

UNLEVERED FREE CASH FLOW ANALYSIS:

                                                 Fiscal Year Ending, December 31
                                                 -------------------------------
                                                       2002             2003
                                                 -------------------------------
Net Income                                       $     (5,021)      $       (706)
Plus Depreciation                                       1,778                603
Plus Income Taxes                                          --                 --
Other income                                               26              3,948
Changes in Working Capital                            (17,913)            11,702
                                                 -------------------------------

UNLEVERED FREE CASH FLOW                              (21,130)            15,546

--------------------------------------------------------------------------------
vFinance                     STRICTLY CONFIDENTIAL

Discounted Cash Flow Analysis: Liquidation
(Amounts in thousands except per share data or where otherwise noted)

DISCOUNT
  RATE
           Present value of unlevered free cash flow (1)              $  (6,618)
  15.0%    Present value of terminal value (2)                           20,564
                                                                      ----------
           Present value of enterprise                                $  13,946

           Present value of unlevered free cash flow (1)              $  (6,703)
  17.0%    Present value of terminal value (2)                           19,194
                                                                      ----------
           Present value of enterprise                                $  12,491

           Present value of unlevered free cash flow (1)              $  (6,778)
  19.0%    Present value of terminal value (2)                           17,936
                                                                      ----------
           Present value of enterprise                                $  11,158

           Present value of unlevered free cash flow (1)              $  (6,844)
  21.0%    Present value of terminal value (2)                           16,779
                                                                      ----------
           Present value of enterprise                                $   9,935

           Present value of unlevered free cash flow (1)              $  (6,903)
  23.0%    Present value of terminal value (2)                           15,714
                                                                      ----------
           Present value of enterprise                                $   8,811

           Present value of unlevered free cash flow (1)              $  (6,954)
  25.0%    Present value of terminal value (2)                           14,732
                                                                      ----------
           Present value of enterprise                                $   7,778

           (1) Free Cash Flow Forecast Period is CY 2001 - CY 2003
                                                                      ----------
           (2) Terminal Value is based on cash at the end of 2003     $  28,667
                                                                      ----------

--------------------------------------------------------------------------------
vFinance                     STRICTLY CONFIDENTIAL

Summary Discounted Cash Flow Analysis: Liquidation
(Amounts in thousands except per share data or where otherwise noted)

                                 -----------------------------------------------
                                     LOW             MEDIAN             HIGH
                                 -----------------------------------------------
Equity Value                      $    7,778       $   10,546        $   13,946
Price per Share                   $     1.68       $     2.28        $     3.01
                                 -----------------------------------------------

vFinance Investments         STRICTLY CONFIDENTIAL

--------------------------------------------------------------------------------
Summary Discounted Cash Flow Analysis:
(Amounts in thousands except per share data or where otherwise noted)

WORKING CAPITAL                            12/31/01      12/31/02      12/31/03
                                           --------      --------      --------
CURRENT ASSETS:

Inventories                              59,113,990    21,611,200     3,791,560
Receivables                                       -             -             -
Prepaid expenses                          1,732,764       989,374             -
Unamortized financing costs                 752,970        52,236             -
Other assets                              2,522,057     1,589,004       716,472
                                        ----------------------------------------
                                         64,121,781    24,241,814     4,508,032


CURRENT LIABILITIES:

Accounts payable                         10,054,699     4,138,021       922,478
Accrued expense                           9,763,166       819,896     1,584,696
Mortgage notes payable                   24,257,026     5,581,270             -
Customer deposits                                 -             -             -
                                        ----------------------------------------
                                         44,074,891    10,539,187     2,507,174

Current Assets                           64,121,781    24,241,814     4,508,032
Current Liabilities                      68,331,917    10,539,187     2,507,174
                                        ----------------------------------------
Net Working Capital                      (4,210,136)   13,702,627     2,000,858

                                        ----------------------------------------
Change in Net Working Capital                          17,912,763   (11,701,769)
                                        ========================================

vFinance Investments         STRICTLY CONFIDENTIAL

                            Oriole Homes Corporation
--------------------------------------------------------------------------------
Trading Information:

--------------------------------------------------------------------------------
Total Volume Last Twelve Months:                                         817,800
Average Monthly Volume:                                                   68,150
--------------------------------------------------------------------------------

     DATE         OPEN        HIGH         LOW         CLOSE      VOLUME
----------------------------------------------------------------------------
     12-Jul-02        3.64        3.85         3.64        3.85       10200
     11-Jul-02         3.6         3.6          3.6         3.6       13500
     10-Jul-02         3.6         3.6          3.6         3.6       14000
      9-Jul-02        3.57         3.6         3.57         3.6        8000
      8-Jul-02        3.57        3.57         3.57        3.57        5000
      5-Jul-02        3.45         3.5         3.45         3.5       16400
      3-Jul-02         3.6         3.6          3.5         3.5        2700
      2-Jul-02         3.7         3.7          3.7         3.7         500
      1-Jul-02        3.79        3.79         3.79        3.79         100
     28-Jun-02        3.38        3.99         3.38         3.8       11100
     27-Jun-02         3.1         3.2          3.1         3.2        2200
     26-Jun-02         3.1         3.1            3           3        4200
     25-Jun-02         3.1         3.1          3.1         3.1         500
     24-Jun-02           3        3.15            3        3.15       10000
     21-Jun-02         3.1        3.19          3.1         3.1        8000
     20-Jun-02         2.9        2.99          2.9        2.99        2600
     19-Jun-02        2.92           3         2.92        2.92        8200
     18-Jun-02           3           3            3           3        5600
     14-Jun-02        2.96        2.96         2.96        2.96       17700
     13-Jun-02         2.9         2.9          2.9         2.9       22500
     11-Jun-02         2.9         2.9          2.9         2.9       22000
     10-Jun-02         2.8         2.8          2.8         2.8        2000
      6-Jun-02         2.9         2.9          2.9         2.9        2500
     30-May-02        2.82        2.82         2.82        2.82         400
     29-May-02        2.82        2.82         2.82        2.82        1000
     28-May-02        2.85        2.92         2.75        2.92        6000
     24-May-02        2.95        2.95         2.95        2.95         200
     23-May-02           3           3            3           3         400
     22-May-02           3           3            3           3        3000
     21-May-02        2.96        2.96          2.9         2.9       38600
     20-May-02        2.96        2.96         2.96        2.96       10500
     17-May-02        3.01         3.1         2.97        3.06       19200
     16-May-02         2.9           3         2.82           3       24600
     15-May-02        2.95         3.1         2.95        2.97       30000
     14-May-02        2.95        2.95         2.95        2.95        1500
     13-May-02         2.8         2.9          2.8         2.9        4000
      9-May-02        2.75        2.75         2.75        2.75         100
      6-May-02         2.8         2.8          2.8         2.8        3000
      3-May-02        2.75         2.8         2.75         2.8       11500
      2-May-02        2.75        2.75         2.75        2.75        5000
     30-Apr-02         2.8         2.8         2.75        2.75        4000
     29-Apr-02        2.75        2.87          2.7         2.8       16000
     26-Apr-02        2.65        2.85          2.6        2.85       10500
     25-Apr-02         2.7         2.7         2.65         2.7        5100
     24-Apr-02         2.6         2.6          2.6         2.6        1000
     23-Apr-02         2.5        2.65          2.5        2.65        4900
     22-Apr-02         2.5         2.5          2.4         2.4         800
     19-Apr-02         2.6         2.6          2.6         2.6         400
     18-Apr-02         2.7         2.7          2.7         2.7        1000
     17-Apr-02         2.6         2.6         2.55         2.6        1700
     16-Apr-02        2.65        2.65         2.65        2.65        2700
     15-Apr-02        2.65         2.7          2.6         2.7        4000
     12-Apr-02         2.7         2.8         2.65        2.65        2000
     11-Apr-02        2.65        2.65          2.6         2.6        1800
     10-Apr-02        2.56        2.75         2.55        2.65        8500
      9-Apr-02        2.52        2.52         2.52        2.52         500
      8-Apr-02        2.55        2.75         2.55        2.62        3200
      5-Apr-02         2.4         2.5         2.35         2.5        4200

      4-Apr-02        2.32        2.45         2.32        2.35        6200
      3-Apr-02        2.25         2.4         2.25        2.31        8600
      2-Apr-02         2.3         2.4          2.2         2.2        3800
      1-Apr-02        1.95         2.2         1.95         2.2        8200
     25-Mar-02        1.85           2         1.85         1.9        3000
     12-Mar-02        1.85        1.85         1.75        1.75        3000
     28-Feb-02        1.91           2          1.9        1.95        3900
     26-Feb-02           2        2.09            2           2        3000
     25-Feb-02        2.05         2.1         2.05         2.1        1500
     22-Feb-02         1.9        2.09          1.9        2.05        3500
     21-Feb-02         1.9           2          1.9           2        1100
     20-Feb-02           2           2          1.9           2        3500
     19-Feb-02        1.85        2.05         1.85        1.95        1800
     13-Feb-02         1.7         1.9          1.7        1.75        3400
      8-Feb-02        1.75         1.8         1.75         1.8        1000
      5-Feb-02         1.6        1.75         1.55        1.65        6700
      1-Feb-02         1.7         1.7          1.7         1.7         100
     31-Jan-02         1.8         1.8          1.8         1.8        3000
     15-Jan-02         1.7         1.7          1.7         1.7         700
     14-Jan-02         1.8         1.8          1.8         1.8         200
     11-Jan-02         1.9         1.9          1.9         1.9        1000
      7-Jan-02        2.05        2.05            2           2         700
      3-Jan-02           2           2            2           2        1000
      2-Jan-02           2         2.2            2         2.1        4000
     31-Dec-01        1.75        1.87         1.75        1.85        6700
     28-Dec-01        1.67        1.77         1.67        1.75       13500
     26-Dec-01         1.6         1.6         1.12        1.57        5400
     21-Dec-01         1.7        1.79          1.7         1.7        5200
     20-Dec-01         1.7         1.7          1.6         1.6         300
     19-Dec-01         1.7        1.75          1.7        1.75        7500
     18-Dec-01         1.7         1.7         1.62        1.62        5500
     14-Dec-01        1.55        1.75         1.45        1.75       12500
     12-Dec-01        1.76        1.76         1.65        1.65         300
     11-Dec-01        1.85        1.85         1.85        1.85        2000
      6-Dec-01        1.74        1.74         1.74        1.74        1200
      5-Dec-01        1.64        1.64         1.64        1.64        2000
      4-Dec-01         1.8         1.8          1.5        1.55       11500
      3-Dec-01         1.9         1.9          1.5        1.65       14900
     30-Nov-01        1.95        1.95          1.9         1.9        4500
     29-Nov-01         1.9         1.9          1.8         1.9        5100
     28-Nov-01        1.95        1.95         1.95        1.95        2400
     27-Nov-01         1.9         1.9          1.8         1.9        2700
     26-Nov-01         1.8        1.95          1.8        1.95        1500
     19-Nov-01         1.9         1.9          1.9         1.9        1900
     16-Nov-01         1.9         1.9          1.9         1.9        2200
     15-Nov-01        1.85         1.9         1.85         1.9        1500
     14-Nov-01        1.95        1.95         1.75        1.75        8300
     13-Nov-01         1.9         1.9         1.85        1.85        1900
     12-Nov-01        1.85        1.85         1.85        1.85        2000
      9-Nov-01         1.5         1.8          1.5         1.8        5000
      8-Nov-01         1.8         1.8         1.45        1.45       16300
      7-Nov-01         1.8         1.9          1.8         1.9        3000
      6-Nov-01         1.6         1.7          1.5         1.7        3500
      5-Nov-01         1.6         1.6          1.5         1.5        2000
      2-Nov-01        1.55         1.6          1.5         1.5        6300
      1-Nov-01        1.65        1.65         1.45        1.45        4000
     31-Oct-01        1.88        1.88          1.5        1.55       15700
     29-Oct-01        1.84        1.84         1.84        1.84        1500
     26-Oct-01         1.9         1.9         1.75        1.75        4000
     25-Oct-01           2           2          1.9         1.9        9600
     24-Oct-01        1.95           2         1.95           2        2500
     23-Oct-01         1.9         1.9          1.9         1.9        1000
     22-Oct-01        1.85        1.85         1.85        1.85        1000
     19-Oct-01        1.85        1.85         1.75        1.75        6000

     16-Oct-01        1.75        1.75         1.75        1.75        1000
     11-Oct-01         1.6         1.7          1.6         1.7        3000
      5-Oct-01         1.5         1.5          1.5         1.5        1200
      4-Oct-01        1.35        1.44         1.25        1.44        4300
      3-Oct-01        1.25        1.45         1.25        1.45        3300
     28-Sep-01         1.2        1.25          1.2        1.25        3900
     26-Sep-01        1.07        1.07         1.07        1.07        2500
     25-Sep-01         1.2         1.2          1.1        1.17        7500
     24-Sep-01         1.2         1.2          1.2         1.2        6000
     21-Sep-01        1.05        1.05         1.05        1.05        4000
     20-Sep-01         1.1        1.12          1.1        1.12        4000
     19-Sep-01        1.05        1.05            1           1        9000
     18-Sep-01         1.5         1.5            1        1.15       14700
     10-Sep-01         1.6         1.6          1.6         1.6        5000
      6-Sep-01         1.7         1.7          1.7         1.7        2000
     30-Aug-01         1.6         1.6          1.6         1.6        1000
     24-Aug-01         1.5         1.5          1.5         1.5        3000
     23-Aug-01         1.6         1.6          1.6         1.6        1500
     22-Aug-01        1.65         1.7         1.65        1.65        4300
     21-Aug-01        1.75        1.75         1.75        1.75        1500
     20-Aug-01        1.75        1.75         1.75        1.75        1000
     14-Aug-01        2.21        2.21         1.85        1.85       11300
     10-Aug-01        2.21        2.21         2.21        2.21        1000
      8-Aug-01         2.3         2.3          2.3         2.3         200
      6-Aug-01         2.7         2.7          2.4         2.4        6500
      1-Aug-01        2.74        2.74         2.72        2.73        1500
     31-Jul-01        2.74        2.75         2.74        2.74        6100
     30-Jul-01        2.65        2.75         2.65        2.75        4000
     25-Jul-01        2.64        2.64         2.64        2.64        1100
     19-Jul-01         2.6         2.6          2.6         2.6        1000
     17-Jul-01         2.6         2.6          2.6         2.6        1200
     16-Jul-01        2.54        2.54          2.5         2.5        1000
     13-Jul-01        2.64        2.65         2.64        2.65        1600